Exhibit 10.40

      PATICK STOCK PURCHASE AGREEMENT




            This PATICK STOCK PURCHASE AGREEMENT dated effective June 30, 2000 (the "Agreement") is made and entered into by, between and among Dataquad, Inc., a Nevada corporation ("Dataquad"), The LibraryCard, Inc., a Nevada corporation ("LibraryCard"), and Corey M. Patick in his individual capacity ("Patick"). Dataquad and LibraryCard are collectively sometimes referred to herein as the "Corporations".



      R E C I T A L S


            WHEREAS, Dataquad and LibraryCard each desires to sell and issue shares of its Common Stock to Patick to be used by Patick for the express purpose of reselling such shares of stock to employees, agents and representatives of such Corporation and for no other purpose (the "Trust Shares");

            WHEREAS, Patick has agreed to purchase, acquire, hold and use such Trust Shares for such stated purpose and no other;

            WHEREAS, Patick has further agreed to purchase, acquire, hold and use such Trust Shares of stock for such purposes as a "Trustee" of such Shares to be held by Patick in "Trust" for the benefit of the intended beneficiaries of such Shares, namely employees, agents and representatives of the Corporations to whom Patick subsequently determines in his sole discretion and election to sell and issue such Trust Shares in a way and manner which Patick believes in his sole election and discretion will provide motivation and incentive to such recipients to advance the respective business endeavors and interests of the Corporations as Patick reasonably understands such matters;

            WHEREAS, during the period of time that Patick owns the Trust Shares he shall be deemed for all purposes to be the registered and beneficial owner of the Trust Shares and he shall be entitled to exercise all incidents of such ownership including without limitation the voting of such shares;

            WHEREAS, Patick understands and agrees that if he retains any of the Trust Shares sold and issued to him under this Agreement on December 31, 2002 (the "Possible Further Transfer Date"), he will then resell and transfer such remaining Shares to the respective Corporations which issued the shares to Patick under this Agreement unless either or both of such Corporations notifies Patick that it does not desire to purchase any such remaining Trust Shares; and

            WHEREAS, the undersigned parties desire to memorialize their understandings and agreements in respect of the Trust Shares and matters related thereto in this Agreement;



      A G R E E M E N T


            NOW, THEREFORE, the undersigned parties in consideration of the premises and the covenants contained herein hereby agree, subject to the within terms and conditions, as follows:


            1.  Trust Shares.

                  1.1 Dataquad agrees and hereby does sell and issue to Patick Seven Hundred Thousand (700,000) shares of its Common Stock, $0.001 par value (the "Dataquad Trust Shares"), for consideration in the amount of One Hundred Eighty Thousand Two Hundred Fifty Dollars
($180,250); and

                  1.2 LibraryCard agrees and hereby does sell and issue to Patick Seven Hundred Thousand (700,000) shares of its Common Stock, $0.001 par value (the "LibraryCard Trust Shares"), for consideration in the amount of One Hundred Thousand Two Hundred Fifty Dollars ($100,250).

The Dataquad Trust Shares and the LibraryCard Trust Shares are herein collectively referred to for convenience sake as the "Trust Shares".

                  1.3 The Trust Shares sold and issued to Patick under Sections 1.1 and 1.2 shall be registered in the name of and be owned of record and beneficially by Patick.

                  1.4 Patick is not obligated to sell and issue any or all of the Trust Shares to any recipients; however, if Patick does elect to sell and transfer any of such Trust Shares from time to time prior to the Possible Retransfer Date, Patick shall only sell, transfer such Trust Shares to recipients thereof pursuant to and in accordance with applicable Federal and state securities laws including as provided for in
Section 5 of this Agreement.

            2.  Payment By Patick.

                  2.1 Patick shall pay for the Trust Shares, in his election, in cash, by check and/or by a full recourse promissory note payable to the respective issuer Corporation of each of such Dataquad Trust Shares and LibraryCard Trust Shares.


            3.  Purchase By The Corporations.

                  3.1 If the Corporations, or either of them, determine at the Possible Retransfer Date (December 31, 2002) that they want to purchase and acquire the remaining Trust Shares issued by each of such respective Corporations which Patick still owns, then such Corporation shall purchase from and pay Patick for such remaining shares of Dataquad Trust Shares and LibraryCard Trust Shares effective as of the Possible Retransfer Date in the same manner as Patick purchased and paid for such Shares as provided for in Section 2; and, upon receipt of such consideration by Patick, Patick shall sell, transfer and deliver any and all such remaining Trust Shares effective as of such Date.

                  3.2 If any of the remaining Trust Shares are not purchased by the respective issuer Corporations of such Trust Shares as provided for herein, then Patick shall thereafter remain the registered and beneficial owner of such Trust Shares without any further obligation to such issuer Corporations in respect thereof; and, if not already paid for in cash or by check, Patick shall complete payment for any and all such remaining Trust Shares which Patick shall continue owning on and after the Possible Retransfer Date in accordance with the provisions of this Agreement.

                  3.3 Notwithstanding any contrary provision contained herein, Patick shall have the right, but not the obligation, in his sole election and judgment at any time prior to the Possible Retransfer Date to tender the Trust Shares then owned by him to the respective issuer Corporations thereof for purchase and payment by such Corporations for the price, in the manner and with the consequences provided for in
Section 3.1 hereof; and, if Patick makes such election, then the respective Corporations shall purchase and pay for any and all of such remaining Trust Shares which are the subject of Patick's tender in accordance with the provisions of Section 3.1 hereof.


            4.  Sales/Transfer By Patick.

                  4.1 When Patick sells and transfers any of the Trust Shares to recipients thereof as contemplated by and under this Agreement, Patick shall immediately report such sale/transfer transaction to the respective issuer Corporations, including the consideration paid to and received by Patick for or otherwise in connection with such sold/transferred Trust Shares; and Patick shall simultaneously cause to be registered for transfer all such sold/transferred Trust Shares on the stock transfer books and records of the respective Corporation(s) as maintained by such Corporation(s) or its (their) independent stock register and/or transfer agent(s). Following the sale/transfer of Trust Shares by Patick pursuant to and in accordance with this Agreement, Patick shall have no further interest in, to or otherwise in respect of any of such sold/transferred Trust Shares; and, accordingly, Patick shall have no further to the issuer Corporation of such Trust Shares in respect thereof under this Agreement or otherwise.


            5.  Certain Securities Matters.

                  5.1 The Trust Shares sold and issued to Patick by the issuing Corporations shall not be registered and/or qualified under Federal or state securities laws and shall be sold and issued pursuant to applicable exemptions from such registration or qualification including under the "private placement" exemption from such registration/qualifications; and, as such, the Trust Shares are understood and shall be treated for all purposes as "restricted securities" as that term is generally understood under applicable securities laws. The certificates representing the Trust Shares shall contain a customary legend restricting the sale and transfer thereof except under applicable securities laws (see Exhibit A hereto); and the Corporations shall place or cause to be placed and implemented customary "stop transfer" instructions in respect of such Trust Shares and the certificates therefor.

                  5.2 Patick shall provide the respective Corporations with such further written assurances as such Corporations or their counsel shall request in connection with the sale/issuance of the Trust Shares to Patick, and by Patick to recipients thereof, in respect of such securities exemption and related matters.

                  5.3 Patick shall exercise reasonable judgment in determining if and when to sell and transfer any of the Trust Shares to any recipients thereof so as not to violate any securities laws pertaining to the registration and/or qualification of any such Trust Shares applicable to the sale and transfer of such Shares by Patick to any recipient thereof.


            6.  Spousal Consent.

                  6.1 Patick shall obtain the consent of his spouse in respect of the subject matter of this Agreement and Patick's individual and separate ownership of the Trust Shares in the form attached hereto and incorporated herein as Exhibit B.


            7.  Mutual Indemnities.

                  7.1 Patick and the respective Corporations each hereby agree and promise to indemnify and hold harmless the other(s) for all costs and expenses including reasonable attorneys and other professionals' fees and costs paid or incurred, claims, debts, causes of action, judgments and liabilities actual and contingent which may result from, arise or otherwise be asserted or imposed on or against any of the undersigned parties as a result of any of the undersigned party(ies) failure or refusal to perform this Agreement or any agreement, covenant, promise and/or provision hereof.


            8.  Events of Default/Notice and Cure.

                  8.1 Before declaring any default of this Agreement, the undersigned parties shall first provide the party(ies) alleged to have committed a material breach of this Agreement with written notice including details of any such alleged material breach and opportunity to cure any such breach with the thirty (30) day period following the date of any such notice of alleged default; and, thereafter, the party receiving any such notice of alleged breach having failed to timely cure any such alleged breach, the party(ies) providing any such notice and request for cure shall be entitled to declare an event of default under this agreement and seek relief against any such defaulting party(ies) consistent with Section 9 hereof.


            9.  Arbitration.

                  9.1 In the event of any disagreement and/or dispute under or otherwise in respect of this Agreement, the undersigned parties hereby agree to resolve any such disagreement and/or dispute, and all related matters, by binding arbitration. All arbitration proceedings shall be conducted in accordance with the then prevailing rules of the American Arbitration Association ("AAA") at a city in Los Angeles County, California selected pursuant to such rules. The arbitration shall be conducted by a single arbitrator selected jointly by the parties or, in the event that the parties are enable to mutually agree upon the person to act as such arbitrator with thirty (30) days following the first providing of a notice to arbitrate by any of the parties, then the arbitrator shall be selected by the AAA. For purposes of such arbitration, the parties shall be entitled to avail themselves of all discovery permitted under California Code of Civil Procedure Section 2017 et seq. The arbitrator shall be empowered to provide any relief and make any award that could be provided or made by a court of competent jurisdiction. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.


            10.  Attorneys/Professionals' Fees/Costs.

                  10.1 In addition to whatever other relief any of the party(ies) may be entitled to under or otherwise in respect of this Agreement, in the event of any disagreement and/or dispute under or otherwise in respect of this Agreement, the part(ies) prevailing in any such disagreement and/or dispute shall recover the costs of the arbitration proceeding and the acceptance and enforcement of any such arbitration award in any judicial proceeding initiated for such purpose by the prevailing party(ies), and such prevailing party(ies) reasonable attorneys and other professionals' fees and costs paid or incurred in asserting, maintaining and prosecuting any such disagreement/dispute and arbitration proceeding and decision in respect thereof.


            11.  Choice of Law.

                  11.1 This Agreement has been made, executed and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed, interpreted and enforced in accordance with and governed by the law of said State.


            12.  Time Is Of The Essence.

                  12.1 For purpose of this Agreement, including the performance of the parties' responsibilities, duties and obligations hereunder, time shall be deemed to be of the essence.


            13.  Assignment and Other Matters

                  13.1 The parties to this Agreement shall not have the right, absent the prior written approval and consent of all of the other parties to this Agreement, to assign or otherwise transfer this Agreement including any of their rights, duties, responsibilities and/or obligations hereunder to any person or entity.


            14.  Severability.

                  14.1 If any provision of this Agreement is hereafter finally determined to be unenforceable for any reason, then such provision shall be deemed and treated for all purposes as severed from this Agreement; and the balance of this Agreement shall remain in full force and effect as between the parties notwithstanding any such unenforceable and severed provision.


            15.  Notices.

                  15.1 Notices to be given under or in respect of this Agreement shall be provided in writing and shall be deemed effective upon receipt if personally delivered or on the third (3rd) day following mailing in the United States Mail by certified mail - return receipt requested, addressed as follows:


                  If To Dataquad, Inc.

                  Dataquad, Inc.
                  3201 Temple Avenue
                  Pomona, CA 91768-3200


                  With a copy to -

                  Robert H. Bretz, Esq.
                  520 Washington Blvd, PMB #428
                  Marina del Rey, CA 90292



                  If To The LibraryCard, Inc.

                  The LibraryCard, Inc.
                  3201 Temple Avenue
                  Pomona, CA 91768-3200


                  With a copy to -

                  Robert H. Bretz, Esq.
                  520 Washington Blvd, PMB #428
                  Marina del Rey, CA 90292






                  If To Patick

                  Corey M. Patick
                  3201 Temple Avenue
                  Pomona, CA ###-##-####


                  With a copy to -

                  Bill D. Ringer, Esq.
                  1401 N. Hunter Street
                  San Joaquin, CA 95202


Any party may, from time to time, update or otherwise change its address for purposes of notice under this Agreement by providing such notice in accordance with the provisions of this paragraph.


            16.  Headings.

                  16.1  The headings of the paragraphs (and any
subparagraphs) of this Agreement are included for the convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.


            17.  Complete Agreement/Amendment.

                  17.1  This Agreement constitutes the entire
understanding and agreement between the parties with respect to the subject matter hereof and is intended to supersede all prior and contemporaneous written or oral agreements and discussions regarding the matters which are the subject of this Agreement. This Agreement may be amended or otherwise changed only by an agreement in writing so stating and signed by the party(ies) against which any such amendment or other change is sought to be enforced. Each of the parties represents and warrants to, and agrees with, the other that in entering into and performing this Agreement, they have not received and are not otherwise relying upon any statement, fact, circumstance, representation, understanding, agreement, covenant, promise, guaranty, warranty, assurance and/or any other matter which is/are not expressly set forth in this Agreement; and that they will not at any time assert otherwise (whether by way of any claims in contract, tort, or otherwise), in any action, proceeding or otherwise against or in respect of any of such parties to this Agreement. In entering into this Agreement, each of the parties hereby further represents and warrants to, and agrees with, the other that such party had the opportunity to consult with independent counsel of its own choosing regarding this Agreement and the subject matter thereof. The parties acknowledge and agree that this Agreement was negotiated, drafted and otherwise prepared jointly by all of the parties and that no party shall suffer any detriment or prejudice as a result of any determination that any of the language of this Agreement is ambiguous or otherwise unclear in any manner. The "Recitals" set forth at the outset of this Agreement are hereby incorporated by this reference into and made part of the "Agreement" portion of this Agreement.


            IN WITNESS WHEREOF, the undersigned parties thereunto duly authorized have executed and delivered this Agreement in Pomona, California effective as of the date of this Agreement.


                                    DATAQUAD, INC.




                                    By ss/William B. Ting
                                       -----------------------------
                                       William B. Ting, President




                                    THE LIBRARYCARD, INC.




                                    By ss/Michael K. Skiles
                                       -----------------------------
                                       Michael K. Skiles, Acting
                                       President




                                    By ss/Corey M. Patick
                                       ------------------------------
                                       Corey M. Patick, an individual











SHAREHOLDER ACKNOWLEDGMENT/APPROVAL


AUTO-GRAPHICS, INC.


By ss/Michael M. Skiles
   -----------------------------
   Michael M. Skiles, President


By ss/Robert S. Cope
   -----------------------------
   Robert S. Cope, Chairman
   of the Board


By ss/Stephen White
   -----------------------------
   Stephen White




By ss/Corey M. Patick
   -----------------------------
   Corey M. Patick










      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.



































      EXHIBIT A



      SPOUSAL CONSENT





            The undersigned Marsha M. Patick ("Spouse"), the wife of Corey M. Patick, having had the opportunity to consult with her own independent attorney or other professional advisor in respect of such matters and the within Spousal Consent, acknowledges the attached Patick Stock Purchase Agreement and the provisions thereof (the "Agreement"), and hereby acknowledges, agrees and consents to the provisions of the Agreement stating and otherwise providing that the Trust Shares to be sold and issued to Corey M. Patick by the Corporations are and shall be for al purposes the separate property of Corey M. Patick as provided for therein; and such undersigned Spouse further hereby irrevocably waives and disclaims any interest of any kind or nature in and to the Trust Shares (the "Spousal Consent").

            The undersigned Spouse also acknowledges and agrees that, in entering into and performing this Agreement, the Corporations and Corey
M. Patick, in his individual capacity as a signatory to the Agreement, are relying on the within Spousal Consent; and that, in the event that such Spouse subsequently asserts any right, title and/or interest in and/or to the Trust Shares for any reason whatsoever, the prevailing party in any such proceeding or action shall be entitled to recover such person(s)/entity(ies) reasonable attorneys and other professionals' fees and costs paid or incurred in respect of any such proceeding/action.





                                        ss/Marsha M. Patick
                                        ----------------------------
                                        Marsha M. Patick











EXHIBIT B